EXHIBIT 3(ii)




                            CERTIFICATE OF AMENDMENT
                                OF THE BYLAWS OF
                            20th CENTURY INDUSTRIES,
                            A CALIFORNIA CORPORATION

                            CERTIFICATE OF AMENDMENT
                                OF THE BYLAWS OF
                            20th CENTURY INDUSTRIES,
                            A CALIFORNIA CORPORATION



     I, Michael J. Cassanego, certify the following:

     1. At all times mentioned herein, I am the Secretary of 20th Century Industries, a California corporation.

     2. At the meeting of the Board of Directors of 20th Century Industries held on March 2, 1999, the following resolution was adopted:

          RESOLVED, that Article III, Section 3.02 of the Bylaws be amended to read as follows:

          Section 3.02 Number of Directors. The authorized number of directors of the corporation shall be nine.

     WITNESS my hand and corporate seal this 27th day of July 1999 at Woodland Hills, California.




                              /s/  Michael J. Cassanego
                              -------------------------
                              MICHAEL J. CASSANEGO




(Corporate Seal)

                            CERTIFICATE OF AMENDMENT
                                OF THE BYLAWS OF
                            20TH CENTURY INDUSTRIES,
                            A CALIFORNIA CORPORATION



     I, Ronald S. Veltman, certify the following:

     1. At all times mentioned herein, I was, and now am the Acting Secretary of 20th Century Industries, a California corporation.

     2. At the meeting of the Board of Directors of 20th Century Industries held on September 3, 1998, the following resolution was adopted:

          RESOLVED, that Article III, Section 3.02 of the Bylaws be amended to read as follows:

          Section 3.02 Number of Directors. The authorized number of directors
                       -------------------
          of the corporation shall be thirteen.

     WITNESS my hand and corporate seal this 19th day of January 1999 at Woodland Hills, California.




                                     /s/  Ronald S. Veltman
                                     ----------------------
                                     RONALD S. VELTMAN



(Corporate Seal)

                            CERTIFICATE OF AMENDMENT
                                OF THE BYLAWS OF
                            20th CENTURY INDUSTRIES,
                            A CALIFORNIA CORPORATION


     I, John R. Bollington, certify the following:

     1. At all times mentioned herein, I was, and now am the Secretary of 20th Century Industries, a California corporation.

     2. At the meeting of the Board of Directors of 20th Century Industries held on February 25, 1997, the following resolution was adopted:

          RESOLVED, that Article III, Section 3.02 of the By-Laws of 20th Century Industries be amended to read as follows:

          Section 3.02 Number of Directors. The authorized number of directors of the corporation shall be eleven.

     WITNESS my hand and corporate seal this 12th day of February 1998 at Woodland Hills, California.




                                     /s/  John R. Bollington
                                     -----------------------
                                     JOHN R. BOLLINGTON



(Corporate Seal)

                         CERTIFIED COPY OF RESOLUTION OF
                             BOARDS OF DIRECTORS OF
                            20th CENTURY INDUSTRIES,
                       20th CENTURY INSURANCE COMPANY, AND
                         21st CENTURY CASUALTY COMPANY,
                             CALIFORNIA CORPORATIONS



I, JOHN R. BOLLINGTON, hereby certify:


1. That I am duly elected and acting Secretary of 20th Century Industries, 20th Century Insurance Company and 21st Century Casualty Company (the "Companies").

2. The attached Resolution was duly adopted at a special meeting of the Board of Directors of each of the Companies held on January 16, 1995.


WITNESS my hand and corporate seal this 16th day of January, 1995 at Woodland Hills, California.




                             20TH CENTURY INDUSTRIES
                             -----------------------
                             20TH CENTURY INSURANCE COMPANY,
                             -------------------------------
                             AND 21ST CENTURY CASUALTY COMPANY
                             ---------------------------------
                             /s/  John R. Bollington
                             -----------------------
                             JOHN R. BOLLINGTON
                             Secretary

                            20TH CENTURY INDUSTRIES,
                         20TH CENTURY INSURANCE COMPANY,
                       AND 21ST CENTURY CASUALTY COMPANY,


                                   RESOLUTION

RESOLVED:


          WHEREAS, the Directors of the Companies deem it advisable and in the best interests of the Companies that they compromise any Proposition 103 rollback liability obligation, without further delay;

          NOW THEREFORE IT IS RESOLVED, that Chief Executive Officer Neil H. Ashley and President William L Mellick are each designated officers (hereinafter respectively referred to as "designated officer"), and each is hereby singly authorized to resolve the Companies' Proposition 103 rollback obligation for a sum up to and including $22,000,000.00, and is further authorized to take any and all additional actions as are necessary to effect such resolution;

          RESOLVED FURTHER, that Companies will not challenge nor object to the entry of an order pursuant to Section 1065.1 of the California Insurance Code regarding payment of their Proposition 103 rollback obligation, and the Chief Executive Officer or President is hereby authorized to waive any hearing provided for in Section 1065.1 of the California Insurance Code;

          RESOLVED FURTHER, that the prior actions of the officers of the corporation in attempting to achieve a resolution of the Companies' Proposition 103 rollback obligation shall be and such actions are hereby ratified, approved and confirmed;

          RESOLVED FURTHER, that each designated officer is singly authorized and directed to execute and deliver any agreements, undertakings or other documents on behalf of the Companies under corporate seal, if requested, pursuant to any settlement agreement or order;

          RESOLVED FURTHER, that each said designated officer is singly authorized and directed to take all such further actions and to do all such things including (without limitation) negotiating, executing and delivering further modifications, supplements or changes to any such settlement agreement or order as are required to effectuate resolution of the Companies' Proposition 103 rollback liability obligation.

                             20TH CENTURY INDUSTRIES

                            Secretary' a Certificate
                            ------------------------

I, John R. Bollington, Secretary of 20th Century Industries, a California corporation, (the "Company"), hereby certify that:

               (a) Attached hereto as Annex A is a true and complete copy of the Articles of Incorporation of the company together with all amendments thereto, as in full force and effect as of the date hereof. No amendment to or other document relating to or affecting the Articles of Incorporation of the Company has been filed in the office of the Secretary of State of the State of California since June 28, 1991, except for (i) the filing on December 6, 1994 of the certificate of Determination relating to the Company's Series A Convertible Preferred Stock (the "Series A preferred Shares") and (ii) the amendments to the Company's Articles of Incorporation approved at the December 15, 1994 special Meeting of the shareholders and filed with the secretary of State of the State of California on December 15, 1994 (the "Articles Amendments"), and no action has been taken by the Company or its shareholders, directors or officers in contemplation of the filing of any further amendment or other document, and no action has been taken by the Company or its shareholders, directors or officers in contemplation of the liquidation or dissolution of the Company;

               (b) Attached hereto as Annex B is a true, complete copy of the By-Laws of the Company, together with all amendments thereto, including amendments adopted pursuant 8.4(c) of the Investment Agreement by the Board of Directors on December 15, 1994 (the "By-Laws Amendments"), as in full force and effect as of the date hereof;

               (c) Attached hereto as Annex C are true copies of resolutions, duly adopted by the Board of Directors at meetings held on September 22, 1994, September 26, 1994, October 17, 1994, November 15, 1994 and December 15, 1994 at which a quorum was present and acting throughout, in connection with the authorization, execution and delivery of the Investment and Strategic Alliance Agreement, dated as of October 17, 1994 (the "Investment Agreement"), between the Company and American International Group, Inc., the Articles Amendments and the By-Laws Amendments, and the issuance and Sale of the Series A Preferred Shares and the Series A Warrants (as defined below); such resolutions have not been amended modified or rescinded and remain in full force and effect and such resolutions are the only resolutions adopted by the Company's Board of Directors or any committee thereof relating to the transactions contemplated by the Investment Agreement;

               (d) The Investment Agreement, as executed and delivered on behalf of the Company, is in substantially the form approved by the Board of Directors of the Company at its meeting held on October 17, 1994;

               (e) Attached hereto as Annex D is a true specimen of the certificate representing the Company's Series A preferred Shares in substantially the form heretofore approved by the Board of Directors, which approval has not been amended, modified or rescinded and remains in full force and effect;

               (f) Attached hereto as Annex E is a true specimen of the certificate representing the Company's Common Shares, no par value ("Common Stock"), in substantially the form heretofore approved by the Company's Board of Directors, which approval has not been amended, modified or rescinded and remains in full force and effect;

               (g) Attached hereto as Annex F is a true specimen of the certificate representing the Company's Series A Warrants referred to in the

Investment Agreement (the "Series A Warrants"), in substantially the form heretofore approved by the Board of Directors, which approval has not been amended, modified or rescinded and remains in full force and effect;

               (h) Each person who, as a director or officer of the Company or attorney-in-fact of such director or officer, signed (i) the certificates representing the Series A Preferred Shares, (ii) the certificate representing the Series A warrants, (iii) the Investment Agreement, and (iv) any other document delivered prior hereto or on the date hereof in connection with the transactions contemplated in the Investment Agreement, was at the respective times of such signing and delivery and is now duly elected or appointed, qualified and acting as such director or officer or duly appointed and acting as such attorney-in-fact, and the signatures of such persons appearing on such documents are their genuine signatures;

               (i) As of the date hereof, there exist two unfilled director positions on the Company's Board of Directors, which positions, pursuant to the terms of the Certificate of Determination, have been reserved for the two directors (the "Series A Directors") to be elected pursuant to a vote of the holders of the Series A Preferred Shares.

               IN WITNESS WHEREOF I have hereunto signed my name and affixed the seal of the Company.

Dated:  December 16, 1994


                                                   /s/  John R. Bollington
                                                   -----------------------------
                                                   Name:  John R. Bollington
                                                   Title: Secretary


I, William L. Mellick, President and. Chief Operating Officer, of 20th Century Industries, a California corporation, do hereby certify that John R. Bollington is the duly elected, qualified and acting Secretary of 20th Century Industries and that the signature appearing above is his genuine signature.

               IN WITNESS WHEREOF, I have hereunto signed my name.

Dated:  December 16, 1994


                                 /s/  William L. Mellick
                                 -----------------------------------
                                 Name:     William L. Mellick
                                 Title:    President and Chief
                                           Operating Officer

                              AMENDED AND RESTATED

                                     BYLAWS

                                       OF

                            20th CENTURY INDUSTRIES,

                            A California Corporation


                               ARTICLE I.  OFFICES
                               -------------------

               Section 1.01 Principal Executive Office. The principal executive
                            --------------------------
office of the corporation is hereby fixed at 6301 Owensmouth Avenue, Woodland Hills, California 91367. The Board of Directors (hereinafter called the "Board") is hereby granted full power and authority to change said principal office from one location to another.


               Section 1.02 Other Offices. The corporation may also have an
                            -------------
office or offices at such other place or places, either within or without the State of California, as the Board may from time to time determine or as the business of the corporation may require.


                            ARTICLE II. SHAREHOLDERS
                            -------------------------

               Section 2.01 Annual Meetings. The Annual Meeting of shareholders
                            ---------------
of the corporation, for the purpose of electing directors and for the transaction of such other proper business as may come before such meeting, shall be held on the fourth Tuesday of May of each year at 10:00 a.m., or such other date or time as may be fixed by the Board.

               Section 2.02 Special Meetings. Special Meetings of shareholders
                            ----------------
may be called at any time for any purpose or purposes permitted under California law by the Board, by the Chairman of the Board, by the President or by holders of the common stock of the corporation entitled to cast not less than ten percent (10%) of the votes entitled to be cast at such meeting.

               Section 2.03 Place of Meetings. All meetings of shareholders
                            -----------------
shall be held either at the principal executive office of the corporation or at any other location within or without the State of California, as shall be determined from time to time by the Board of Directors or as specified in the respective notices or waivers of notice thereof.


               Section 2.04 Notice of Meetings.
                            ------------------

               (a) Written notice of each Annual or Special Meeting of shareholders shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each shareholder entitled to vote thereat. Such notice shall state the place, date, and hour of the meeting, and (i) in the case of a Special Meeting, the general nature of the business to be transacted; or (ii) in the case of the Annual Meeting, those matters which the Board, at the time of the mailing of the notice, intends to present for action by the shareholders, but any proper matter may be presented at the meeting for such action. The notice of any meeting at which directors are to be elected shall include the names of the nominees intended, at the time of the notice, to be presented by management f or election.

               (b) Notice of a meeting of shareholders shall be given either personally or by mail addressed, postage prepaid, to the shareholder at the address of such shareholder appearing on the authorized record books of the corporation, or if no such address appears or is given, by publication at least once in the newspaper of general circulation in the city of Los Angeles, California. Notice of any meeting of shareholders shall not be required to be given to any shareholder who shall have waived such notice; and such notice shall be deemed to be waived by any shareholder who shall attend such meeting in person or by proxy, except a shareholder who shall attend such meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the grounds that the meeting has not been lawfully called or convened. An affidavit of mailing of any notice or report in accordance with the provisions of the California General Corporation Law, executed by the Secretary, Assistant Secretary or any transfer agent, shall be prima facie evidence of the giving of notice or report.


               Section 2.05 Quorum and Vote Required.
                            ------------------------

               (a) At any meeting of shareholders, holders of record of shares of stock having a majority of the votes entitled to be cast thereat, represented in person or by proxy, shall constitute a quorum for the transaction of business. The affirmative vote of the holders of shares of stock having a majority of the votes so constituting a quorum shall be considered to be the act of the shareholders, unless the vote of a greater number or voting by classes is required by the California General Corporation Law or by the Articles of Incorporation of the corporation.

               (b) The shareholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding withdrawal of enough shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by holders of shares of stock having at least a majority of the number of votes required to constitute a quorum.

               Section 2.06 Adjourned Meeting and Notice Thereof.
                            ------------------------------------

               (a) Any meeting of shareholders, whether or not a quorum is present, may be adjourned from time to time. In the absence of a quorum [except as provided in Section 2.05(b) of this Article], no other business may be transacted at such adjourned meeting.

               (b) It shall not be necessary to give any notice of the time and place of an adjourned meeting or of the business to be transacted thereat, other than by announcement at the meeting at which such adjournment is taken; provided, however, that when a meeting of shareholders is adjourned for more than fifteen (15) days or, if after adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given as in the case of an original meeting.

               Section 2.07   Voting.
                              -------

               (a) The shareholders entitled to notice of any meeting or to vote at any such meeting shall be only persons in whose name shares stand on the share records of the corporation on the record date determined in accordance with section 2.08 of this Article. Persons holding shares of the corporation in a fiduciary capacity shall be entitled to vote such shares. Persons whose shares are pledged shall be entitled to vote the pledged shares, unless in the transfer by the pledgor, the pledgor shall have expressly empowered the pledgee to vote thereon, in which case only the pledgee, or his proxy, may represent such shares and vote thereon. Shares having voting power standing of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety or otherwise, or with respect to which two or more persons have the same fiduciary relationship, shall be voted by any one of the registered holders, either in person or by proxy.

               (b) The vote at any meeting of shareholders on any question need not be by written ballot unless so directed by the Chairman of the meeting or so requested by any shareholder at such meeting. On a vote by written ballot, each ballot shall be signed by the shareholder voting, or by his duly appointed proxy if there be such proxy, and it shall state the number of shares voted.

               Section 2.08 Record Date.
                            -----------

               (a) The Board may fix in advance a record date for the determination of shareholders entitled to notice of any meeting or to vote or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to rights, or entitled to exercise any rights in respect to any other lawful action. The record date so fixed shall be not more than sixty (60) nor less than ten (10) days prior to the date of the meeting, nor more than sixty (60) days prior to any of the other aforementioned actions. When a record date is so fixed, only shareholders of record on that date are entitled to notice of and to vote at the meeting or to receive the dividend, distribution, or allotment of rights, or to exercise of the rights, as the case may be, notwithstanding any transfer of shares on the books of the corporation after the record date. A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting unless the Board fixes a new record date for the adjourned meeting. The Board shall fix a new record date if the meeting is adjourned for more than fifteen (15) days from the date set for the original meeting.


               (b) If no record date is fixed by the Board, the record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be the close of business on the fifth (5th) business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the fifth (5th) business day next preceding the day on which the meeting is held. If no record date is fixed by the Board, the record date for determining shareholders for any other purpose shall be at the close of business on the fifth (5th) business day next preceding the day on which the Board adopts the resolution relating thereto, or the sixtieth (60th) day prior to the date of such other action, whichever is later.


               Section 2.09 Consent of Absentees. The transactions of any
                            --------------------
meeting of shareholders, however called and noticed, and wherever held, are as valid as though had at a meeting duly held after regular call and notice, if a quorum is present either in person or by proxy, and if, either before or after the meeting, each of the persons entitled to vote, not present in person or by proxy, signs a written waiver of notice or a consent to the holding of the meeting or an approval of the minutes thereof. All such waivers, consents, or approvals shall be filed with the corporate records or be made a part of the minutes of such meeting.

               Section 2.10 Action Without Meeting. Any action which, under any
                            ----------------------
provision of law, may be taken at any Annual or Special Meeting of shareholders, may be taken without a meeting and without prior notice thereof if a consent in writing, setting forth the actions so taken, shall be signed by shareholders having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Unless a record date for voting purposes be fixed as provided in section 2.08 of this Article, the record date for determining shareholders entitled to give consent pursuant to this Section 2.10, when no prior action by the Board has been taken, shall be the day on which the first written consent is given.


               Section 2.11 Proxies. Every person entitled to vote shares has the right to do so either in person or by one or more persons authorized by a written proxy executed by such shareholder and filed with the Secretary of the corporation before or at the meeting; provided, however, that no proxy may be voted or acted upon after eleven (11) months from the date set forth on the said proxy unless the proxy shall provide therein for a longer period. A proxy may be revoked by a writing delivered to the Secretary of the corporation stating that the proxy is revoked, or by a subsequent proxy executed by the person executing the prior proxy and presented to the meeting, or, as to any meeting, by actual attendance at such meeting in person and voting in person by the person executing the proxy.


               Section 2.12 Conduct of Meetings. The Chairman of the corporation
                            -------------------
or his designee (which designee shall be an executive officer of the corporation), or in the absence of the chairman and any such designee the Vice Chairman, shall preside as chairman at all meetings of shareholders. The Chairman shall conduct each such meeting in a businesslike and fair manner, but shall not be obligated to follow any technical, formal or parliamentary rules or principles of procedure. The Chairman's ruling on procedural matters shall be conclusive and binding on all shareholders; unless at the time of such ruling a request for a vote is made by a shareholder entitled to vote and who is represented in person or by proxy at the meeting, in which case the decision of shareholders holding a majority of the votes represented at the meeting and entitled to be cast shall be conclusive and binding on all Shareholders. Without limiting the generality of the foregoing, the Chairman shall have all of the powers usually vested in the chairman of a meeting of Shareholders.

               Section 2.13 Inspectors of Election. In advance of any meeting of
                            ----------------------
shareholders, the Board may appoint inspectors of election to act at the meeting and any adjournment thereof. If inspectors are not appointed, or if any persons so appointed fail to appear or refuse to act, the Chairman of such meeting may appoint inspectors at the meeting. The number of inspectors shall be either one or three. Each inspector so appointed shall first subscribe an oath to faithfully execute the duties of an inspector at such meeting with strict impartiality and according to the best of his ability. Such inspectors shall have the duties prescribed by Section 707(b) of the California General Corporation Law and they shall decide upon the qualification of those entitled to vote, (ii) shall report the number of shares represented at the meeting and entitled to vote on the question presented, (iii) shall conduct the balloting and accept the votes, and (iv) when the voting is completed, shall ascertain and report the number of votes respectively for and against each question presented. Reports of the inspectors shall be in writing and subscribed and delivered by them to the Secretary of the corporation. If there are three inspectors of election, the decision, act, or certificate of a majority is effective in all respects as the decision, act or certificate of all.

                             ARTICLE III. DIRECTORS
                            -----------------------

               Section 3.01 Powers. Subject to any limitation of the Articles of Incorporation, of these Bylaws, and of actions required by law to be approved by the shareholders, the business and affairs of the corporation shall be managed and all corporate powers shall be vested in, and exercised by or under the direction of the Board of Directors. The Board may, as permitted by law, delegate the management of the day-to-day operation of the business of the corporation to a management company or other persons or officers of the corporation, provided that the business and affairs of the corporation shall be managed and all corporate powers shall be exercised under the ultimate direction and policies of the Board.

               Section 3.02 Number of Directors. The authorized number of
                            -------------------
directors of the corporation shall be twelve.

               Section 3.03 Election and Term of Office.
                            ---------------------------

               (a) Directors will be elected in the manner provided herein at each Annual Meeting of shareholders, but if such Annual Meeting of shareholders is not held or the directors are not elected thereat, the directors may be elected at any Special Meeting of shareholders held for that purpose. Each director, including a director elected to fill a vacancy, shall hold office until the next Annual Meeting of shareholders and until a successor has been duly elected and qualified, or until he or she shall resign or shall have been removed.

               (b) At each election, the persons receiving the greatest number of votes from the class of stock entitled to vote therefor, up to the number of directors then to be elected by such class, shall be the persons then elected. The election of directors shall be subject to any provisions contained in the Articles of Incorporation relating thereto, and to any provisions of California law for cumulative voting in the election of directors. Nominations of persons to serve as directors shall be submitted to the Secretary of the corporation at the meeting of shareholders at which directors will be elected.

               Section 3.04 Resignation. Any director may resign at any time by giving written notice to the Board or to the Chairman of the Board, the President or the Secretary of the corporation. Any such resignation shall take effect at the tines specified therein or, if the time be not specified, it shall take effect immediately upon its receipt; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. If a resignation is to be effective at a future time, a successor may be elected to take office when the resignation becomes effective.


               Section 3.05 Vacancies.
                            ---------

               (a) A vacancy or vacancies in the Board shall be deemed to exist in case of the death, resignation or removal of any director, or if the authorized number of directors be increased, or if the holders of any class of stock fail at any Annual or Special Meeting of shareholders at which any directors are elected to elect the full authorized number of directors to be voted for by such class at said meeting.

               (b) The Board may declare vacant the office of a director who has been declared of unsound mind by an order of court of duly authorized jurisdiction or a director who has been convicted of a felony. Except to the extent it would be contrary to the Articles of Incorporation or law, any director may be removed at any time, with or without cause, by the affirmative vote of the holders of a majority of the voting power of the class of stock entitled to elect such director given at a Special Meeting of shareholders called for that purpose; provided, however, that no director may be removed (unless the entire Board of Directors is removed) when the votes from the class of stock entitled to elect such director cast against such removal, or not consenting in writing to such removal, would be sufficient to elect such director if voted cumulatively at an election at which the total number of votes entitled to be cast by such class were cast (or if such action is taken by written consent, all shares entitled to vote were voted) and the entire number of directors authorized to be elected by such class at the time of the directors' most recent election were then being elected.


               (c) No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of the director's term of office.


               (d) Except as otherwise provided in the Articles of Incorporation, any vacancy on the Board, whether because of death, resignation, disqualification, an increase in the number of directors, or any other cause, may be filled by the vote of the majority of the remaining directors, although less than a quorum; provided, however, that a vacancy occurring by reason of removal of a director by the vote of shareholders entitled to remove such director may be filled only by the vote of such shareholders. The shareholders of a class of stock entitled to elect a director may elect such director at any time to fill a vacancy not filled by the directors, and any such election by such shareholders shall require the consent of a majority of the votes of such shareholders entitled to be cast therefor; provided, however, that no director shall be elected by written consent to fill a vacancy created by removal of any director, except by the unanimous written consent of all shareholders of the class of stock entitled to vote for the election of such director. Each director chosen to fill a vacancy shall hold office until the next Annual Meeting of shareholders and until his successor shall have been elected and qualified or until he shall resign or shall have been removed.


               Section 3.06 Place of Meetings. All meetings of the Board shall
                            -----------------
be held either at the principal executive office of the corporation or at any other location within or without the State of California as shall be determined, from time to time, by the Board of Directors, or as specified in the respective notices or waivers of notice thereof.


               Section 3.07 First Meeting. Immediately following each Annual
                            -------------
Meeting of shareholders the Board shall meet for the purpose of organization, selection of a chairman of the Board, election of officers, and the transaction of any other proper business. Except as provided by law, notice of such First Meeting is hereby dispensed with.

               Section 3.08 Regular Meetings. The Board of Directors shall hold
                            ----------------
Regular Meetings on the last Tuesday of February and August, and in November on the Tuesday of the week preceding that in which Thanksgiving falls, at 10:00 a.m., but the Executive Committee of the Board, if any is created, may meet more often if the Committee deems it necessary or appropriate.

Except as provided by law, notice of Regular Meetings of the Board of Directors is hereby dispensed with.


               Section 3.09 Special Meetings.
                            -----------------

               (a) Special Meetings of the Board may be called at any time by the Chairman of the Board, the President, or the Secretary or by any two directors.

               (b) Special Meetings of the Board shall be held upon at least four days' written notice or 48 hours' notice given personally or by telephone, telegraph, telex or other similar means of communication. Any such notice shall be addressed or delivered to each director at such director's address as it is shown upon the records of the corporation or as may have been given to the corporation by the director for purposes of notice.


               Section 3.10 Quorum. The presence of a majority of the authorized
                            ------
number of directors shall be required to constitute a quorum of the Board of Directors for the transaction of business at any meeting of the Board, except to adjourn as hereinafter provided. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board, unless a greater number of directors is required for any specific action by law, or by these Bylaws, or by the Articles of Incorporation of the corporation. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, and every act or decision approved by at least a majority of the number of directors required, as noted above, to constitute a quorum for such meeting shall be regarded as the act or decision of the Board, unless a greater number of directors is required by law, by the Bylaws, or by the Articles of Incorporation of the corporation. The directors shall act only as a Board, and the individual directors shall have no power as such, unless such power be expressly conferred upon a director by a duly adopted resolution of the Board.


               Section 3.11 Participation in Meetings by Conference Telephone.
                            -------------------------------------------------
Members of the Board may participate in a meeting of the Board through use of conference telephone or similar communications equipment, but only so long as all members participating in such meeting can hear and freely communicate with one another.


               Section 3.12 Waiver of Notice. The transactions of any meeting of
                            ----------------
the Board, however called and noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice if a quorum be present at such meeting, and if, either before or after the meeting, each of the directors not present signs a written waiver of notice, and a consent to the holding of such meeting, or an approval of the minutes thereof. All such waivers and consents or approvals shall be filed with the corporate records or be made a part of the minutes of the meeting.


               Section 3.13 Adjournment. A majority of the directors present ,
                            -----------
whether or not a quorum is present, may adjourn any meeting of directors to another time and place. If the meeting is adjourned for more than twenty-four
(24) hours, notice of such adjournment to another time or place shall be given prior to the time of the reconvening of the adjourned meeting to the directors who were not present at the meeting at the time of the adjournment.


               Section 3.14 Fees and Compensation. Directors and members of
                            ---------------------
committees may receive such compensation, if any, for their services and such reimbursement for expenses, as may be fixed or determined by the Board.

               Section 3.15 Action Without Meeting. Any action required or
                            ----------------------
permitted to be taken by the Board may be taken without a meeting of the Board if all members of the Board shall individually or collectively consent in writing to such action. Such unanimous written consent or consents shall have the same effect as a unanimous vote of the Board, and shall be filed with the minutes of the proceedings of the Board.


               Section 3.16 Committees.
                            ----------

               (a) The Board may, by resolution passed by a majority of the authorized number of directors, designate one or more committees of the Board, each committee to consist of one or more of the directors of the corporation. Among the committees which may be appointed may be an Executive Committee which shall have and may exercise all the powers and authority of the Board in the management of the affairs of the corporation between Regular or Special meetings of the Board.


               (b) All committees shall have and may exercise the powers and authority of the Board in the management of the business and affairs of the corporation to the extent provided in the resolution of the Board creating said committees; but no committee shall have any power or authority in reference to
(i) the approval of any action which requires shareholders' approval or approval of the outstanding shares; (ii) amending the Articles of Incorporation; (iii) adopting an agreement of merger or consolidation; (iv) recommending to the shareholders the sale, lease or exchange of all or substantially all of the corporation's properties and assets; (v) recommending to the shareholders a dissolution of the corporation or a revocation of the dissolution; (vi) amending or repealing the Bylaws of the corporation; (vii) the filling of vacancies on the Board or on any committee; (viii) the fixing of compensation of directors for serving on the Board or on any committee; (ix) amending or repealing any resolution of the Board which by its express terms is not so amendable or repealable by the Board; (x) declaring a distribution to shareholders; and (x) issuing shares.


               (c) The Board shall have the power to prescribe the manner in which the proceedings of any such committee shall be conducted. Unless the Board or such committee shall otherwise provide, the regular or special meetings and other actions of any such committee shall be governed by the provisions in this Article applicable to meetings and actions of the Board. Written Minutes shall be kept of each meeting of each committee of the Board.

               Section 3.17 Officers of the Board. The Chairman of the Board
                            ---------------------
shall preside at all meetings of the shareholders (or shall designate an executive officer of the corporation to so preside, as provided in Section 2.12 of these Bylaws) and at all meetings of the Board. The Board also shall have a Vice-Chairman of the Board who shall preside at meetings of shareholders (in the absence or disability of the Chairman and in the absence of a designee of the Chairman to preside as provided in Section 2.12 of these Bylaws) and the Board of Directors (in the absence or disability of the Chairman of the Board). The Chairman and Vice-Chairman shall have such other powers and duties as are specifically designated by the Board. The Board may appoint individual, to serve as a Chairman Emeritus or Director Emeritus. A Chairman Emeritus or Director Emeritus shall have no duties or responsibilities, and shall not be entitled to vote in their capacity as Chairman Emeritus or Director Emeritus in connection with any meeting or proceeding of the Board and may be appointed or removed at the pleasure of the Board. A Chairman Emeritus or Director Emeritus shall not be deemed to be a member of the Board for any purpose whatsoever, solely by reason of such designation.

                              ARTICLE IV. OFFICERS
                              --------------------


               Section 4.01 Officers. The officers of the corporation shall be a
                            --------
Chairman of the Board, a Vice-Chairman of the Board, a Chief Executive Officer, a President, a Secretary, and a Chief Financial Officer. The Corporation may also have at the discretion of the Board such other officers, each to hold office for a period, and have authority to perform such duties as the Board may from time to time determine.

               Section 4.02. Chairman of the Board. The Chairman of the Board
                             ---------------------
shall preside at all meetings of the shareholders (or shall designate an executive officer of the corporation to so preside, as provided in Section 2.12 of these Bylaws) and at all meetings of the Board of Directors.


               Section 4.03. Vice-Chairman of the Board. The Vice-Chairman of
                             --------------------------
the Board shall perform the duties of the Chairman, during the Chairman's absence or disability.


               Section 4.04 Chief Executive Officer. The Chief Executive Officer
                            -----------------------
shall be the General Manager of the corporation and shall have, subject to the control of the Board, general supervision and direction of the business and affairs of the corporation.


               Section 4.05 President. The President shall have the general
                            ---------
powers and duties of management as described by the Board.


               Section 4.06. Secretary. The Secretary shall be responsible for
                             ---------
the maintenance of the corporate records of the Company, such as the Articles of Incorporation, Bylaws, minutes and list of shareholders. The Secretary shall be responsible for the maintenance of the list of shareholders which may be delegated to a transfer agent. The Secretary shall give or cause to be given notice of all meetings of shareholders and of the Board and any committees of the Board required by the Bylaws or by law to be given. The Secretary shall have other powers and duties as may be described by the Board.


               Section 4.07. Chief Financial Officer. The Chief Financial
                             -----------------------
Officer of the corporation shall maintain or cause to be maintained adequate and correct accounts of the properties, and financial and business transactions of the Corporation, and shall send or cause to be sent to the shareholders of the Corporation such financial statements and reports as are by law and these Bylaws required to be sent to them.


               Section 4.08 Appointment. The Chairman of the Board, the
                            -----------
Vice-Chairman of the Board, and the Chief Executive Officer, the President and Chief Operating Officer, the Chief Financial Officer and the Secretary shall be elected by the Board. Other officers may be elected or appointed and their duties prescribed by the Board or the Chief Executive Officer. If such appointment is by the Chief Executive Officer, it shall terminate at the next meeting of the Board unless the Board affirms the appointment.

               Section 4.09. Removal and Resignation.
                             -----------------------

               (a) All officers shall serve as officers and employees of the corporation at the pleasure of the Board and may be removed from office, and their employment may be terminated with or without cause, and with or without notice:

                         (i)  by the Board, or


                         (ii) by the Chief Executive Officer, prior to the
               affirmation of the officer's appointment by the Board if such officer was appointed by the Chief Executive Officer, or

                         (iii) by the Chief Executive Officer, with the
               concurrence or ratification of the Board, or the Executive Committee of the Board.

No officer of the corporation shall have any employment status other than that of an "at will" employee whose employment can be terminated at any time pursuant to the procedures set forth in this section 4.09, unless there is a written agreement altering this "at will" employment status, approved by a resolution of the board before it is binding and effective.


               (b) Any officer may resign at any time without prejudice to the rights of the corporation under any contract to which the corporation is a party by giving written notice to the Board, or to the Chief Executive Officer or to the Secretary of the Corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and unless otherwise provided therein, the acceptance of such resignation shall not be necessary to make it effective.

               Section 4.10. Vacancies. A vacancy of any office because of
                             ---------
               death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed by these Bylaws for the regular appointment to such office.


               Section 4.11 Retirement of Officers. Provided that the exemption
                            ----------------------
conditions set forth in applicable Federal and California statutes are satisfied (e.g. 29 USC Section 631(c); 29 CFR Sections 1625.12 and 1627.17; Cal. Govt. Code Section 12942(c) and FEHC Regulation Subsection 7296(c) (2)), each officer elected or required to be elected by the Board shall retire as of the last day of the month in which such officer's 65th birthday occurs; however, such officer may continue to be employed for such additional period of time, and under such conditions as are specifically authorized by resolution of the Board of Directors.

                         ARTICLE V.  CONTRACTS, CHECKS,
                         -----------------------------
                           DRAFTS, BANK ACCOUNTS, ETC.
                           --------------------------

               Section 5.01 Execution of Contracts. Except as these Bylaws may
                            ----------------------
otherwise provide, the Board may, by duly adopted resolution, authorize any officer or agent of the corporation to enter into any contract or execute any instrument in the name and on behalf of the corporation, and such authority may be general or confined to specific instances; and unless so authorized by the Board or by these Bylaws, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or in any amount.


               Section 5.02 Checks, Drafts. Etc. All checks, drafts or other
                            -------------------
orders for payment of money, notes or other evidence of indebtedness issued in the name of or which are payable to the corporation, shall be signed by or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the Board. Each such person shall give such bond, if any, as the Board may require.


               Section 5.03 Deposit. All funds of the corporation not otherwise
                            -------
employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositories as the Board may select, or as may be selected by any Board committee, officer, assistant, agent or attorney of the corporation to whom such power shall have been delegated by the Board. For the purpose of deposit and for the purpose of collection for the account of the corporation, the President, Secretary, any Vice-President or the Treasurer (or any other officer, assistant, agent or attorney of the corporation who shall from time to time be determined by the Board) may endorse, assign and deliver checks, drafts and other orders for the payment of money which are payable to the order of the corporation.


               Section 5.04 General and Special Bank Accounts. The Board may
                            ---------------------------------
from time to time authorize the opening and keeping of general and special bank accounts with such banks, trust companies or other depositories as the Board may select or as may be selected by any Board committee, officer, assistant, agent or attorney of the corporation to whom such power shall have been delegated by the Board. The Board may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these Bylaws, as it may deem expedient.


                     ARTICLE VI.  SHARES AND THEIR TRANSFER
                     --------------------------------------

               Section 6.01. Certificates for Shares.
                              ----------------------

               (a) Every owner of shares of the corporation shall be entitled to have a certificate or certificates, to be in such form as the Board shall prescribe, certifying the number and class of shares of the corporation owned by him. The certificates representing such shares shall be numbered in the order in which they shall be issued, and shall be signed in the name of the corporation by the Chairman of the Board, or by the President and by the Secretary or Assistant Secretary, or by the duly appointed transfer agent or registrar of the corporation. Any of the signatures on the certificates may be a facsimile signature, provided that at least the signature of the corporation's transfer agent or registrar on the certificate is an original signature. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon any such certificate shall thereafter have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may nevertheless be issued by the corporation with the same effect as though the person who signed such certificate, or whose facsimile signature shall have been placed thereupon, were such officer, transfer agent or registrar at the date of issue.

               (b) A record shall be kept of the respective names of the persons, firms or corporations owning the shares represented by such certificates, the number and classes of shares represented by such certificates, respectively, and the respective issuance dates thereof, and in case of cancellation, the respective dates of cancellation. Every certificate surrendered to the corporation for exchange or transfer shall be cancelled, and no new certificate or certificates shall be issued in exchange for any existing certificate until much existing certificate shall have been so cancelled, except in cases provided for in Section 6.04.


               Section 6.02 Transfer of Shares. Transfers of shares of the
                            ------------------
corporation shall be made only on the books of the corporation by the registered holder thereof, or by his attorney thereunto authorized by written power of attorney duly executed and filed with the Secretary of the corporation or with a transfer agent duly appointed as provided in Section 6.03, and upon surrender of the certificate or certificates for such shares properly endorsed and the payment of all required taxes thereon. The person in whose name shares of stock stand on the books of the corporation shall be deemed the owner thereof for all purposes as regards the corporation. Whenever any transfer of shares shall be made for collateral security purposes, and not absolutely, such fact shall be expressly stated in the entry of transfer if, when the certificate or certificates shall be presented to the corporation for transfer, both the transferor and the transferee request the corporation to do so.


               Section 6.03 Regulations. The Board may make such rules and
                            -----------
regulations as it may deem expedient, not inconsistent with these Bylaws, concerning the issue, transfer and registration of certificates for shares of the corporation. It may appoint, or authorize any officer or officers to appoint, one or more transfer agents and one or more registrars, and may require all certificates for shares to bear the signature or signatures or facsimiles thereof of any of them.


               Section 6.04 Lost, Stolen, Destroyed, and Mutilated Certificates.
                            ---------------------------------------------------
In any case of loss, theft, destruction, or mutilation of any certificate of shares, another certificate may be issued in its place upon proof of such loss, theft, destruction, or mutilation, and upon the giving of a bond of indemnity to the corporation in such form and in such sum as the Board may direct; provided, however, that a new certificate may be issued without requiring any bond when, in the judgment of the Board, it is appropriate and proper so to do.


                          ARTICLE VII.  INDEMNIFICATION
                          -----------------------------

               Section 7.01 For the purposes of this Article VII, "agent" means any person who is or was a director, officer, employee or other agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise, or was a director, officer, employee or agent of a foreign or domestic corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation; "proceeding" means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative; and "expenses" includes without limitation attorneys' fees and any expenses of establishing a right to indemnification under Section 1.04 or Section 7.05(d) of this Article VII.

               Section 7.02 The corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the corporation to procure a judgment in its favor) by reason of the fact that such person is or was an agent of the corporation, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding if such person acted in good faith and in a manner such person reasonably believed to be in the best interests of the corporation and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of such person was unlawful. The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of the corporation or that the person had reasonable cause to believe that the person's conduct was unlawful.


               Section 7.03 The corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was an agent of the corporation, against expenses actually and reasonably incurred by such person in connection with the defense or settlement of such action if such person acted in good faith, in a manner such person believed to be in the best interests of the corporation and its shareholders.

               No indemnification shall be made under this Section 7.03 for any of the following:


               (a) In respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation in the performance of such person's duty to the corporation and its shareholders, unless and only to the extent that the court in which such proceeding is or was pending shall determine upon application that, in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for expenses and only to the extent that the court shall determine;

               (b) Of amounts paid in settling or otherwise disposing of a pending action without court approval; or

               (c) Of expenses incurred in defending a pending action which is settled or otherwise disposed of without court approval.


               Section 7.04 To the extent that an agent of the corporation has been successful on the merits in defense of any proceeding referred to in
Section 7.02 or Section 7.03 or in defense of any claim, issue or matter therein, the agent shall be indemnified against expenses actually and reasonably incurred by the agent in connection therewith.


               Section 7.05 Except as provided in Section 7.04, any indemnification under this Article VII shall be made by the corporation only if authorized in the specific case, upon a determination that indemnification of the agent is proper in the circumstances because the agent has met the applicable standard of conduct set forth in section 7.02 or section 7.03, by any of the following:


               (a) A majority vote of a quorum consisting of directors who are not parties to such proceeding;

               (b) If such a quorum of directors is not obtainable, by independent legal counsel in a written opinion;

               (c) Approval by the affirmative vote of the holders of a majority of the shares of common stock of the corporation entitled to vote represented at a duly held meeting at which a quorum is present or by the written consent of the holders of a majority of the outstanding shares of common stock entitled to vote. For this purpose, the shares owned by the person to be indemnified shall not be considered outstanding and shall not be entitled to vote thereon; or

               (d) The court in which such proceeding is or was pending upon application made by the corporation or the agent or the attorney or other person rendering services in connection with the defense, whether or not such application by the agent, attorney or other person is opposed by the corporation.

               Section 7.06 Expenses incurred in defending any proceeding may be advanced by the corporation prior to the final disposition of such proceeding upon receipt of an undertaking by or on behalf of the agent to repay such amount if it shall be determined ultimately that the agent is not entitled to be indemnified as authorized in this Article VII.


               Section 7.07 The indemnification provided by this Article VII shall not be deemed exclusive of any other rights to which those seeing indemnification may be entitled under these Bylaws or under any agreement, vote of shareholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office, to the extent such additional rights to indemnification are authorized in the Articles of Incorporation. The rights to indemnity hereunder shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors and administrators of the person. Nothing contained in this Article VII shall affect any right to indemnification to which persons other than such directors and officers may be entitled by contract or otherwise.

               Section 7.08 No indemnification or advance shall be made under this Article VII, except as provided in Section 7.04 or Section 7.05(d), in any circumstance where it appears:

               (a) That it would be inconsistent with a provision of the Articles of Incorporation, these Bylaws, a resolution of the shareholders or an agreement in effect at the time of the accrual of the alleged cause of action asserted in the proceeding in which the expenses were incurred or other amounts were paid, which prohibits or otherwise limits indemnification; or

               (b) That it would be inconsistent with any condition expressly imposed by a court in approving a settlement.


               Section 7.09 The corporation shall have power to purchase and maintain insurance on behalf of any agent of the corporation against any liability asserted against or incurred by the agent in such capacity or arising out of the agent's status as such whether or not the corporation would have the power to indemnify the agent against such liability under the provisions of this
Article VII. The fact that the corporation owns all or a portion of the shares of the company issuing a policy of insurance shall not render this Section inapplicable if either of the following conditions are satisfied:

               (a) If the Articles of Incorporation authorize indemnification in excess of that authorized in this Article VII and the insurance provided by this Section is limited as indemnification is required to be limited by paragraph (11) of subdivision (a) of Section 204 of the California Corporations Code; or


               (b) (i) The company issuing the insurance policy is organized, licensed and operated in a manner that complies with the insurance laws and regulations applicable to its jurisdiction of organization;


                    (ii) The company issuing the policy provides procedures for processing claims that do not permit that company to be subject to the direct control of the corporation that purchased that policy; and


                    (iii) The policy issued provides for some manner of risk sharing between the issuer and purchaser of the policy, on the one hand, and some unaffiliated person or persons, on the other, such as by providing for more than one unaffiliated owner of the company issuing the policy or by providing that a portion of the coverage furnished will be obtained from some unaffiliated insurer or reinsurer.


               Section 7.10 The provisions of this Article VII do not apply to any proceeding against any trustee, investment manager or other fiduciary of any employee benefit plan in such person's capacity as such, even though such person may also be an agent of the employer corporation as defined in Section 7.01 of this Article VII. The corporation shall have power to indemnify such a trustee, investment manager or other fiduciary to the extent permitted by subdivision (f) of Section 207 of the California Corporations Code.


                          ARTICLE VIII. MISCELLANEOUS
                          ---------------------------


               Section 8.01 Seal. The Board shall provide a corporate seal,
                            ----
which shall be in the form of a circle and shall bear the name of the corporation and words and figures showing that the corporation was incorporated in the State of California and the year of the incorporation.

               Section 8.02 Waiver of Notices. Whenever notice is required to be
                            -----------------
given by these Bylaws or the Articles of Incorporation or by law, the person entitled to said notice may waive such notice in writing, either before or after the time stated therein, and such waiver shall be deemed equivalent to notice.

               Section 8.03 Fiscal Year. The fiscal year of the corporation
                            -----------
shall be that twelve-month period ending on December 31 in each year.

               Section 8.04 Dividends. The Board may from time to time declare,
                            ---------
and the corporation may pay, dividends on its outstanding shares in the manner and on the terms and conditions provided by law, subject to any legal, regulatory or contractual restrictions to which the corporation is then subject.


               Section 8.05 Representation of Shares of Other Corporations. The
                            ----------------------------------------------
Chairman of the Board or any officer or officers authorized by the Board or by the Chairman of the Board are each authorized to vote, represent, and exercise on behalf of the corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this corporation, including subsidiaries of the corporation. The authority granted herein may be exercised either by any such officer in person or by any other person authorized to do so by proxy or power of attorney duly executed by said officer.


               Section 8.06 Inspection of Bylaws. The corporation shall keep at
                            --------------------
its principal executive office the original or a copy of its Bylaws as amended to date, which copy shall be open to inspection by shareholders at all reasonable times during office hours. If the principal executive office of the corporation is outside the State of California and the corporation has no principal business office in such state, it shall upon the written notice of any shareholder furnish to such shareholder a copy of these Bylaw as amended to date. The original or a copy of the Bylaws certified to be a true copy by the Secretary or an Assistant Secretary of the corporation shall be prima facie evidence of the adoption of such Bylaws and of the matters stated therein.


               Section 8.07 Amendment of Bylaws. Subject to the right of the
                            -------------------
outstanding shares to adopt, amend, or repeal Bylaws, these Bylaws may, from time to time and at any time, be amended or repealed, and new or additional Bylaws adopted, by approval of the Board; provided, however, that such Bylaws may not contain any provision in conflict with law or with the Articles of Incorporation of the corporation. After the issuance of shares, any Bylaw specifying or changing a fixed number of directors or the maximum or minimum number or changing from a fixed to a variable Board or vice versa may only be adopted by approval of the outstanding shares; provided, however, that a Bylaw or amendment of the Articles of Incorporation reducing a fixed number or the minimum number of directors to a number less than five cannot be adopted if the vote cast against its adoption at a meeting, or the shares not consenting in the case of action by written consent, are equal to more than 16 2/3 percent of the votes entitled to be cast.


               Section 8.08 Construction of Bylaws. Unless otherwise stated in
                            ----------------------
these Bylaws or unless the context requires, the definitions contained in the California General Corporation Law shall govern the construction of these Bylaws. Without limiting the generality of the foregoing, the masculine gender includes the feminine and neuter, the singular number includes the plural and the plural number includes the singular, and the word "person" includes a corporation or other entity as well as a natural person.


               Section 8.09 Annual Report to Shareholders. The annual report to
                            -----------------------------
shareholders referred to in Section 1501 of the California General Corporation Law is expressly dispensed with, but nothing herein shall be interpreted as prohibiting the Board of Directors from issuing annual or other periodic reports to the shareholders of the corporation as they consider to be appropriate.


               Section 8.10 National Emergency. In the event of a national
                            ------------------
emergency as described in Section 688 of the California Insurance Code, this corporation shall be considered to have those emergency bylaw provisions which are provided for by statute in Article 1.7 of Chapter 1 of Part 2 of Division 1 of the California Insurance Code as now in effect or as hereafter may be amended.

                          CERTIFIED COPY OF BY-LAWS OF
                            20TH CENTURY INDUSTRIES,
                            A CALIFORNIA CORPORATION


               I, John R. Bollington, hereby certify:


               1. That I am the duly elected and acting Secretary of 20th Century Industries, a California Corporation.

               2. That the following provision is contained in the current By-Laws of 20th Century Industries:


                    Section 8.05 Representation of Shares of Other Corporations.
                                 ----------------------------------------------
                    The Chairman of the Board or any officer or officers authorized by the Board or by the Chairman of the Board are each authorized to vote, represent and exercise on behalf of the corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this corporation, including subsidiaries of the corporation. The authority granted herein may be exercised either by any such officer in person or by any other person authorized to do so by proxy or power of attorney duly executed by said officer.


               3. That pursuant to said provision, Margaret Chang, Treasurer and Assistant Secretary was appointed by the Chairman of the Board as an officer authorized to vote, represent and exercise on behalf of 20th Century Industries all rights incident to any and all shares of the Equitable Companies standing in the name of 20th Century Industries.


               WITNESS by hand and corporate seal 25th day of May 1993 at Woodland Hills, California.

(Corporate Seal)                                20TH CENTURY INDUSTRIES

                                                /s/  John R. Bollington
                                                --------------------------------
                                                John R. Bollington, Secretary

                         CERTIFIED COPY OF RESOLUTION OF
                 BOARD OF DIRECTORS OF 20TH CENTURY INDUSTRIES,
                            A CALIFORNIA CORPORATION

          I, JOHN R. BOLLINGTON, hereby certify:

          1. That I am the duly elected and acting Secretary of 20th Century Industries, a California Corporation.

          2. That the following Resolution was duly adopted at a meeting of the Board of Directors of 20th Century Industries held on November 17, 1992:


               RESOLVED, that pursuant to Sections 5.01 through 5.04 of the corporate By- Laws, the President and Chief Financial Officer of 20TH CENTURY INSURANCE COMPANY, 20TH CENTURY INDUSTRIES AND 21ST CENTURY CASUALTY COMPANY are authorized to select banks, trust companies and other depositories to establish deposit accounts, and may designate such other employees as they deem appropriate to draw checks on such accounts.


          WITNESS by hand and corporate seal this 18th day of January 1993 at Woodland Hills, California.


                                                20TH CENTURY INDUSTRIES

                                                /s/  John R. Bollington
                                                --------------------------------
                                                John R. Bollington, Secretary

                            CERTIFICATE OF AMENDMENT
                                OF THE BYLAWS OF
                            20TH CENTURY INDUSTRIES,
                            A CALIFORNIA CORPORATION



               I, John R. Bollington, certify the following:


               1. At all times mentioned herein, I was, and now am the Secretary of 20th Century Industries, a California Corporation.


               2. At the meeting of the Board of Directors of 20th Century Industries held on November 17, 1992 the following resolution was adopted:


                    "RESOLVED, that Article III, Section 3.08 of the By-Laws of 20th Century Industries is hereby amended to read as follows:

                    Section 3.02 Regular Meetings. The Board of Directors shall
                                 ----------------
                    hold Regular Meetings on the last Tuesday of February and August, and in November on the Tuesday of the week preceding that in which Thanksgiving falls, at 10:00 a.m., but the Executive Committee of the Board, if any is created, may meet more often if the Committee deems it necessary or appropriate. Except as provided by law, notice of Regular Meetings of the Board of Directors is hereby dispensed with.


               WITNESS my hand and corporate seal this 7th day of December

1992 at Woodland Hills, California.



(Corporate Seal)                                20TH CENTURY INDUSTRIES

                                                /s/  John R. Bollington
                                                --------------------------------
                                                John R. Bollington, Secretary

                            CERTIFICATE OF AMENDMENT
                    OF THE BYLAWS OF 20th CENTURY INDUSTRIES,
                            A CALIFORNIA CORPORATION

               I, John R. Bollington, certify the following:


               1. At all times mentioned herein, I was, and now am the Secretary of 20th Century Industries, a California corporation.

               2. At the meeting of the Board of Directors of 20th Century Industries held on August 27, 1991 the following resolution was adopted:

               "RESOLVED that Article III, Section 3.02 of the Bylaws of 20th Century Industries is hereby amended to read as follows:

               Section 3.02 Number of Directors. The authorized number of
                            -------------------
               directors of the corporation shall be eleven.


               WITNESS my hand and corporate seal this 27th day of August 1991 at Woodland Hills, California.



(Corporate Seal)                                20TH CENTURY INDUSTRIES

                                                /s/  John R. Bollington
                                                --------------------------------
                                                John R. Bollington, Secretary

                                     BYLAWS
                                       OF
                            20th CENTURY INDUSTRIES,

                            A California Corporation


                               ARTICLE I.  OFFICES
                               -------------------


          Section 1.01 Principal Executive Office. The principal executive
                       --------------------------
office of the corporation is hereby fixed at 6301 Owensmouth Avenue, Woodland Hills, California 91367. The Board of Directors (hereinafter called the "Board") is hereby granted full power and authority to change said principal office from one location to another.


          Section 1.02 Other Offices. The corporation may also have an office or
                       -------------
offices at such other place or places, either within or without the State of California, as the Board may from time to time determine or as the business of the corporation may require.


                            ARTICLE II. SHAREHOLDERS
                            ------------------------

          Section 2.01 Annual Meetings. The Annual Meeting of Shareholders of
                       ---------------
the corporation, for the purpose of electing directors and for the transaction of such other proper business as may come before such meeting, shall be held on the fourth Tuesday of May of each year at 10:00 a.m., or such other date or time as may be fixed by the Board.


          Section 2.02 Special Meetings. Special Meetings of Shareholders may be
                       ----------------
called at any time for any purpose or purposes permitted under California law by the Board, by the Chairman of the Board, by the President or by Shareholders entitled to cast not less than ten percent (10%) of the votes at such meeting.


          Section  2.03 Place of Meetings. All meetings of Shareholders shall be
                        -----------------
held either at the principal executive office of the corporation or at any other location within or without the State of California, as shall be determined from time to time by the Board of Directors or as specified in the respective notices or waivers of notice thereof.


          Section  2.04  Notice  of  Meetings.
                         --------------------

          (a) Written notice of each Annual or Special Meeting of Shareholders shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each shareholder entitled to vote thereat. Such notice shall state the place, date, and hour of the meeting, and (i) in the case of a Special Meeting, the general nature of the business to be transacted; or (ii) in the case of the Annual Meeting, those matters which the Board, at the time of the mailing of the notice, intends to present for action by the Shareholders, but any proper matter may be presented at the meeting for such action. The notice of any meeting at which directors are to be elected shall include the names of the nominees intended, at the time of the notice, to be presented by management for election.

          (b) Notice of a meeting of Shareholders shall be given either personally or by mail addressed, postage prepaid, to the shareholder at the address of such shareholder appearing on the authorized record books of the corporation, or if no such address appears or is given, by publication at least once in a newspaper of general circulation in the City of Los Angeles, California. Notice of any meeting of Shareholders shall not be required to be given to any shareholder who shall have waived such notice; and such notice shall be deemed to be waived by any shareholder who shall attend such meeting in person or by proxy, except a shareholder who shall attend such meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the grounds that the meeting has not been lawfully called or convened. An affidavit of mailing of any notice or report in accordance with the provisions of the California General Corporation Law, executed by the Secretary, Assistant Secretary or any transfer agent, shall be prima facie evidence of the giving of notice or report.


          Section 2.05 Quorum and Vote Required.
                       ------------------------

          (a) At any meeting of Shareholders, the holders of record of a majority of the shares issued and outstanding and entitled to vote thereat, represented in person or by proxy, shall constitute a quorum for the transaction of business. The affirmative vote of the holders of the majority of the shares of such stock so constituting a quorum shall be considered to be the act of the Shareholders, unless the vote of a greater number or voting by classes is required by the General Corporation Law or by the Articles of Incorporation of the corporation.


          (b) The Shareholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding withdrawal of enough shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the number of shares required, to constitute a quorum.


          Section 2.06 Adjourned Meeting and Notice Thereof.
                       ------------------------------------

          (a) Any meeting of shareholders, whether or not a quorum is present, may be adjourned from time to time. In the absence of a quorum [except as provided in Section 2.05(b) of this Article), no other business may be transacted at such adjourned meeting.

          (b) It shall not be necessary to give any notice of the time and place of an adjourned meeting or of the business to be transacted thereat, other than by announcement at the meeting at which such adjournment is taken; provided, however, that when a meeting of shareholders is adjourned for more than fifteen (15) days or, if after adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given as in the case of an original meeting.

          Section 2.07 Voting.
                       ------

          (a) The Shareholders entitled to notice of any meeting or to vote at any such meeting shall be only persons in whose name shares stand on the share records of the corporation on the record date determined in accordance with Section 2.08 of this Article. Persons holding shares of the corporation in a fiduciary capacity shall be entitled to vote such shares. Persons whose shares are pledged shall be entitled to vote the pledged shares, unless in the transfer by the pledgor, the pledgor shall have expressly empowered the pledgee to vote thereon, in which case only the pledqee, or his proxy, may represent such shares and vote thereon. Shares having voting power standing of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety or otherwise, or with respect to which two or more persons have the same fiduciary relationship, shall be voted by any one of the registered holders, either in person or by proxy.

          (b) The vote at any meeting of Shareholders on any question need not be by written ballot unless so directed by the Chairman of the meeting or so requested by any shareholder at such meeting. On a vote by written ballot, each ballot shall be signed by the shareholder voting, or by his duly appointed proxy if there be such proxy, and it shall state the number of shares voted.



          Section 2.08 Record Date.
                       -----------

          (a) The Board may fix in advance a record date for the determination of Shareholders entitled to notice of any meeting or to vote or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to rights, or entitled to exercise any rights in respect to any other lawful action. The record date so fixed shall be not more than sixty (60) nor less than ten (10) days prior to the date of the meeting, nor more than sixty (60) days prior to any of the other aforementioned actions. When a record date is so fixed, only Shareholders of record on that date are entitled to notice of and to vote at the meeting or to receive the dividend, distribution, or allotment of rights, or to exercise of the rights, as the case may be, notwithstanding any transfer of shares on the books of the corporation after the record date. A determination of Shareholders of record entitled to notice of or to vote at a meeting of Shareholders shall apply to any adjournment of the meeting unless the Board fixes a new record date for the adjourned meeting. The Board shall fix a new record date if the meeting is adjourned for more than fifteen (15) days from the date set for the original meeting.


          (b) If no record date is fixed by the Board, the record date for determining Shareholders entitled to notice of or to vote at a meeting of Shareholders shall be the close of business on the fifth (5th) business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the fifth (5th) business day next preceding the day on which the meeting is held. If no record date is fixed by the Board, the record date for determining Shareholders for any other purpose shall be at the close of business on the fifth (5th) business day next preceding the day on which the Board adopts the resolution relating thereto, or the sixtieth (60th) day prior to the date of such other action, whichever is later.


          Section 2.09 Consent of Absentees. The transactions of any meeting of
                       --------------------
Shareholders, however called and noticed, and wherever held, are as valid as though had at a meeting duly held after regular call and notice, if a quorum is present either in person or by proxy, and if, either before or after the meeting, each of the persons entitled to vote, not present in person or by proxy, signs a written waiver of notice or a consent to the holding of the meeting or an approval of the minutes thereof. All such waivers, consents, or approvals shall be filed with the corporate records or be made a part of the minutes of such meeting.

          Section 2.10 Action Without Meeting. Any action which, under any
                       ----------------------
provision of law, may be taken at any Annual or Special Meeting of Shareholders, may be taken without a meeting and without prior notice thereof if a consent in writing, setting forth the actions so taken, shall be signed by the holders of record of the issued and outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Unless a record date for voting purposes be fixed as provided in Section 2.08 of this Article, the record date for determining Shareholders entitled to give consent pursuant to this Section 2.10, when no prior action by the Board has been taken, shall be the day on which the first written consent is given.


          Section 2.11 Proxies. Every person entitled to vote shares has the
                       -------
right to do so either in person or by one or more persons authorized by a written proxy executed by such shareholder and filed with the Secretary of the corporation before or at the meeting; provided, however, that no proxy may be voted or acted upon after eleven (11) months from the date set forth on the said proxy unless the proxy shall provide therein for a longer period. A proxy may be revoked by a writing delivered to the Secretary of the corporation stating that the proxy is revoked, or by a subsequent proxy executed by the person executing the prior proxy and presented to the meeting, or, as to any meeting, by actual attendance at such meeting in person and voting in person by the person executing the proxy.

I
          Section 2.12 Conduct of Meetings. The Chairman of the corporation, or
                       -------------------
in his absence the President shall preside as Chairman at all meetings of Shareholders. The Chairman shall conduct each such meeting in a businesslike and fair manner, but shall not be obligated to follow any technical, formal or parliamentary rules or principles of procedure. The Chairman's ruling on procedural matters shall be conclusive and binding on all Shareholders; unless at the time of such ruling a request for a vote is made by a shareholder entitled to vote and who is represented in person or by proxy at the meeting, in which case the decision of a majority of such shares represented at the meeting shall be conclusive and binding on all Shareholders. Without limiting the generality of the foregoing, the Chairman shall have all of the powers usually vested in the chairman of a meeting of Shareholders.


          Section 2.13 Inspectors of Election. In advance of any meeting of
                       ----------------------
Shareholders, the Board may appoint inspectors of election to act at the meeting and any adjournment thereof. If inspectors are not appointed, or if any persons so appointed fail to appear or refuse to act, the Chairman of such meeting may appoint inspectors at the meeting. The number of inspectors shall be either one or three. Each inspector so appointed shall first subscribe an oath to faithfully execute the duties of an inspector at such meeting with strict impartiality and according to the best of his ability. Such inspectors shall have the duties prescribed by Section 707(b) of the California General Corporation Law and they (i) shall decide upon the qualification of those entitled to vote, (ii) shall report the number of shares represented at the meeting and entitled to vote on the question presented, (iii) shall conduct the balloting and accept the votes, and (iv) when the voting is completed, shall ascertain and report the number of shares voted respectively for and against each question presented. Reports of the inspectors shall be in writing and subscribed and delivered by them to the Secretary of the corporation. If there are three inspectors of election, the decision, act, or certificate of a majority is effective in all respects as the decision, act or certificate of all.

                             ARTICLE III. DIRECTORS
                            -----------------------

          Section 3.01 Powers. Subject to any limitation of the Articles of
                       ------
Incorporation, of these Bylaws, and of actions required by law to be approved by the Shareholders, the business and affairs of the corporation shall be managed and all corporate powers shall be vested in, and exercised by or under the direction of the Board of Directors. The Board may, as permitted by law, delegate the management of the day-to-day operation of the business of the corporation to a management company or other persons or officers of the corporation, provided that the business and affairs of the corporation shall be managed and all corporate powers shall be exercised under the ultimate direction and policies of the Board.

          Section 3.02 Number of Directors. The authorized number of directors
                       -------------------
of the corporation shall be nine.


          Section 3.03 Election and Term of Office.
                       ---------------------------

          (a) Directors will be elected in the manner provided herein at each Annual Meeting of Shareholders, but if such Annual Meeting of Shareholders is not held or the directors are not elected thereat, the directors may be elected at any Special Meeting of Shareholders held for that purpose. Each director, including a director elected to fill a vacancy, shall hold office until the next Annual Meeting of Shareholders and until a successor has been duly elected and qualified, or until he or she shall resign or shall have been removed.


          (b) At each election the persons receiving the greatest number of votes, up to the number of directors then to be elected, shall be the persons then elected. The election of directors shall be subject to any provisions contained in the Articles of Incorporation relating thereto, and to any provisions of California law for cumulative voting in the election of directors. Nominations of persons to serve as directors shall be submitted to the Secretary of the corporation at the meeting of Shareholders at which directors will be elected.


          Section 3.04 Resignation. Any director may resign at any time by
                       -----------
giving written notice to the Board or to the Chairman of the Board, the President or the Secretary of the corporation. Any such resignation shall take effect at the times specified therein or, if the time he not specified, it shall take effect immediately upon its receipt; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. If a resignation is to be effective at a future time, a successor may be elected to take office when the resignation becomes effective.



          Section 3.05 Vacancies.
                       ---------

          (a) A vacancy or vacancies in the Board shall be deemed to exist in case of the death, resignation or removal of any director, or if the authorized number of directors be increased, or if the Shareholders fail at any Annual or Special Meeting of Shareholders at which any directors are elected to elect the full authorized number of directors to be voted for at said meeting.


          (b) The Board may declare vacant the office of a director who has been declared of unsound mind by an order of court of duly authorized jurisdiction or a director who has been convicted of a felony. Except to the extent it would be contrary to the Articles of Incorporation or law, any director may be removed at any time, with or without cause, by the affirmative vote of Shareholders having a majority of the voting power of the corporation given at a Special Meeting of Shareholders called for that purpose; provided, however, that no director may be removed (unless the entire Board of Directors is removed) when the votes cast against such removal, or not consenting in writing to such removal, would be sufficient to elect such director if voted cumulatively at an election at which the total number of votes were cast (or if such action is taken by written consent, all shares entitled to vote were voted) and the entire number of directors authorized at the time of the directors most recent election were then being elected.


          (c) No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of the director's term of office.


          (d) Except as otherwise provided in the Articles of Incorporation, any vacancy on the Board, whether because of death, resignation, disqualification, an increase in the number of directors, or any other cause, may be filled by the vote of the majority of the remaining directors, although less than a quorum; provided, however, that a vacancy occurring by reason of removal of a director by the vote of Shareholders may be filled only by the vote of the Shareholders. The Shareholders may elect a director at any time to fill a vacancy not filled by the directors, and any such election by Shareholders shall require the consent of a majority of the Shareholders entitled to vote; provided, however, that no director shall be elected by written consent to fill a vacancy created by removal of any director, except by the unanimous written consent of all Shareholders entitled to vote for the election of directors. Each director chosen to fill a vacancy shall hold office until the next Annual Meeting of Shareholders and until his successor shall have been elected and qualified or until he shall resign or shall have been removed.


          Section 3.06 Place of Meetings. All meetings of the Board shall be
                       -----------------
held either at the principal executive office of the corporation or at any other location within or without the State of California as shall be determined, from time to time, by the Board of Directors, or as specified in the respective notices or waivers of notice thereof.


          Section 3.07 First Meeting. Immediately following each Annual Meeting
                       -------------
of Shareholders the Board shall meet for the purpose of organization, selection of a Chairman of the Board, election of officers, and the transaction of any other proper business. Except as provided by law, notice of such First
Meeting is hereby dispensed with.


          Section 3.08 Regular Meetings. The Board of Directors shall hold
                       ----------------
Regular Meetings on the last Tuesday of February, August and November at 11:00 a.m., but the Executive Committee of the Board, if any is created, may meet more often if the Committee deems it necessary or appropriate. Except as provided by law, notice of Regular Meetings of the Board of Directors is hereby dispensed with.


          Section 3.09 Special Meetings.
                       ----------------

          (a) Special Meetings of the Board may be called at any time by the Chairman of the Board, the President, or the Secretary or by any two directors.


          (b) Special Meetings of the Board shall be held upon at least four days' written notice or 48 hours notice given personally or by telephone, telegraph, telex or other similar means of communication. Any such notice shall be addressed or delivered to each director at such director's address as it is shown upon the records of the corporation or as may have been given to the corporation by the director for purposes of notice.

          Section 3.10 Quorum. The presence of a majority of the authorized
                       ------
number of directors shall be required to constitute a quorum of the Board of Directors for the transaction of business at any meeting of the Board, except to adjourn as hereinafter provided. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board, unless a greater number of directors is required for any specific action by law, or by these Bylaws, or by the Articles of Incorporation of the corporation. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, and every act or decision approved by at least a majority of the number of directors required, as noted above, to constitute a quorum for such meeting shall be regarded as the act or decision of the Board, unless a greater number of directors is required by law, by the Bylaws, or by the Articles of Incorporation of the corporation. The directors shall act only as a Board, and the individual directors shall have no power as such, unless such power be expressly conferred upon a director by a duly adopted resolution of the Board.


          Section 3.11 Participation in Meetings by Conference Telephone.
                       --------------------------------------------------
Members of the Board may participate in a meeting of the Board through use of conference telephone or similar communications equipment, but only so long as all members participating in such meeting can hear and freely communicate with one another.


          Section 3.12 Waiver of Notice. The transactions of any meeting of the
                       ----------------
Board, however called and noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice if a quorum be present at such meeting, and if, either before or after the meeting, each of the directors not present signs a written waiver of notice, and a consent to the holding such meeting, or an approval of the minutes thereof. All such waivers and consents or approvals shall be filed with the corporate records or be made a part of the minutes of the meeting.


          Section 3.13 Adjournment. A majority of the directors present, whether
                       -----------
or not a quorum is present, may adjourn any meeting of directors to another time and place. If the meeting is adjourned for more than twenty-four (24) hours, notice of such adjournment to another time or place shall be given prior to the time of the reconvening of the adjourned meeting to the directors who were not present at the meeting at the time of the adjournment.


          Section 3.14 Fees and Compensation. Directors and members of
                       ---------------------
committees may receive such compensation, if any, for their services and such reimbursement for expenses, as may be fixed or determined by the Board.


          Section 3.15 Action Without Meeting. Any action required or permitted
                       ----------------------
to be taken by the Board may be taken without a meeting of the Board if all members of the Board shall individually or collectively consent in writing to such action. Such unanimous written consent or consents shall have the same effect as a unanimous vote of the Board, and shall be filed with the minutes of the proceedings of the Board.

          Section 3.16 Committees.
                       ----------

          (a) The Board may, by resolution passed by a majority of the authorized number of directors, designate one or more committees of the Board, each committee to consist of one or more of the directors at the corporation. Among the committees which may be appointed may be an Executive Committee which shall have and may exercise all the powers and authority of the Board in the management of the affairs of the corporation between Regular or Special meetings of the Board.

          (b) All committees shall have and may exercise the powers and authority of the Board in the management of the business and affairs of the corporation to the extent provided in the resolution of the Board creating said committees; but no committee shall have any power or authority in reference to
(i) the approval of any action which requires Shareholders' approval or approval of the outstanding shares; (ii) amending the Articles of Incorporation; (iii) adopting an agreement of merger or consolidation; (iv) recommending to the Shareholders the sale, lease or exchange of all or substantially all of the corporation's properties and assets; (v) recommending to the Shareholders a dissolution of the corporation or a revocation of the dissolution; (vi) amending or repealing the Bylaws of the corporation; (vii) the filling of vacancies on the Board or on any committee; (viii) the fixing of compensation of directors for serving on the Board or on any committee; (ix) amending or repealing any resolution of the Board which by its express terms is not so amendable or repealable by the Board; (x) declaring a distribution to Shareholders; and (xi) issuing shares.

          (c) The Board shall have the power to prescribe the manner in which the proceedings of any such committee shall be conducted. Unless the Board or such committee shall otherwise provide, the regular or special meetings and other actions of any such committee shall be governed by the provisions in this Article applicable to meetings and actions of the Board. Written minutes shall be kept of each meeting of each committee of the Board.


          Section 3.17 Officers of the Board. The Board in addition to having a
                       ---------------------
Chairman of the Board shall have a Vice Chairman of the Board. In the absence or disability of the Chairman of the Board, the Vice Chairman of the Board shall preside at meetings of the Shareholders and Board of Directors. The Vice Chairman shall have such other powers and duties as shall be designated by the Board.



                              ARTICLE IV.  OFFICERS
                              ---------------------

          Section 4.01 Officers. The officers of the corporation shall be:
                       --------

          (i) Chairman of the Board: The Chief Executive Officer of the corporation;

          (ii) Vice Chairman: Presides at any Director and Shareholder meetings in absence of Chief Executive Officer.

          (iii)     President:  The Chief Operating Officer of the corporation;

          (iv) Executive Vice President: Officer in charge of Actuarial and Controller functions, also Financial, Auditing and Administrative Services;

          (v) Group Vice President and General Counsel: The officer in charge of the House Counsel operation, Corporate, Legal, Claims and Human Resources;

          (vi) Senior Vice President and Secretary: The Chief Financial Officer of the corporation, as well as the person responsible for the maintenance of the corporate records such as the Articles of Incorporation, Bylaws, Minutes and list of Shareholders. The maintenance of the list of Shareholders may be delegated to a transfer agent;

          (vii) Senior Vice President, Operations: The officer in charge of Information Services, Field Accounting, and Policy Processing;

          (viii) Senior Vice President, Claims: The officer in charge of the administration of claims under the jurisdiction and supervision of the Group Vice President and General Counsel;

          (ix) Senior Vice President, Field Services: The officer in charge of Marketing, Underwriting and Policy Services;

          (x) Senior Vice President, Chief Actuary: The officer in charge of the actuarial, controller functions and internal audit;

          (xi) Vice President, Information Services: The officer in charge of data processing under the jurisdiction of the Senior Vice President Operations;

          (xii) Vice President, Administrative Services: The officer in charge of the physical plant such as the building, furniture and equipment, mail room and company car fleet;

          (xiii) Vice President, Marketing: The officer in charge of direct mail advertising and new business acquisition programs;

          (xiv) Vice President, Corporate Relations: The officer in charge of outside public and industry affairs as well as inside employee relations and all corporate training;

          (xv) Vice President, Human Resources: The chief personnel officer of the corporation;

          (xvi) Treasurer, Assistant Secretary: Assistant to the Chief Financial Officer and Secretary of the Corporation and head of corporate accounting;

          (xvii) Controller: The officer in charge of taxes, budget and profit projections.


          Section 4.02 Appointment. The Chairman of the Board and the President
          -----------
of the Corporation shall be elected by the Board. The other officers described in Section 4.01 hereof may be appointed by the Chairman of the Board or the President, subject to their election at the organizational meeting of the Board following the annual meeting of shareholders.


          Section 4.03 Subordinate Officers. The Board and the Chairman of the
                       --------------------
Board and the President, or any of them, may appoint such other officers as the business of the Corporation may require, each of whom shall have such authority and perform such duties as the Board, the Chairman of the Board or the President from time to time may direct.


          Section 4.04 Removal and Resignation.
                       ------------------------
          (a) All officers shall serve at the pleasure of the Board, and may be removed from office by the Board or by any officer upon whom such authority is conferred in this Section.

No officer of the corporation shall have any employment status other than that of an "at will" employee whose employment can be terminated at any time, with or without cause and with or without notice, unless there is a written agreement altering this "at will" employment status, approved by a resolution of the Board before it is binding and effective. All officers who are not employed pursuant to a written contract approved by resolution of the Board (i) may be removed at any time, with or without cause and with or without notice, by the Chairman of the Board or by a majority of the directors then in office; or (ii) except in the case of the Chairman of the Board, may be removed at any time, with or without cause and with or without notice, by the Chairman of the Board, the President, or by any other officer upon whom such power of removal may be conferred by the Board.

          (b) Any officer may resign at any time without prejudice to any rights of the corporation under any contract to which the Corporation is a party by giving written notice to the Board, or to the Chairman of the Board, or to the President or to the Secretary of the Corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and unless otherwise provided therein; and unless otherwise provided therein, the acceptance of such resignation shall not be necessary to make it effective.


          Section 4.05 Vacancies. A vacancy of any office because of death,
                       ---------
resignation, removal, disqualification or any other cause shall be filled in the manner prescribed by these Bylaws for the regular appointment to such office.



                         ARTICLE V.  CONTRACTS, CHECKS,
                         ------------------------------
                           DRAFTS, BANK ACCOUNTS. ETC.
                           --------------------------


          Section 5.01 Execution of Contracts. Except as these Bylaws may
                       ----------------------
otherwise provide, the Board may, by duly adopted resolution, authorize any officer or agent of the corporation to enter into any contract or execute any instrument in the name and on behalf of the corporation, and such authority may be general or confined to specific instances; and unless so authorized by the Board or by these Bylaws, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or in any amount.


          Section 5.02 Checks, Drafts, Etc. All checks, drafts or other orders
                       -------------------
for payment of money, notes or other evidence of indebtedness issued in the name of or which are payable to the corporation, shall be signed by or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the Board. Each such person shall give such bond, if any, as the Board may require.


          Section 5.03 Deposit. All funds of the corporation not otherwise
                       -------
employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositories as the Board may select, or as may be selected by any Board committee, officer, assistant, agent or attorney of the corporation to whom such power shall have been delegated by the Board. For the purpose of deposit and for the purpose of collection for the account of the corporation, the President, Secretary, any Vice-President or the Treasurer (or any other officer, assistant, agent or attorney of the corporation who shall from time to time be determined by the Board) may endorse, assign and deliver checks, drafts and other orders for the payment of money which are payable to the order of the corporation.

          Section 5.04 General and Special Bank Accounts. The  Board may from
                       ---------------------------------
time to time authorize the opening and keeping of general and special bank accounts with such banks, trust companies or other depositories as the Board may select or as may be selected by any Board committee, officer, assistant, agent or attorney of the corporation to whom such power shall have been delegated by the Board. The Board may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these Bylaws, as it may deem expedient.


                     ARTICLE VI.  SHARES AND THEIR TRANSFER
                     --------------------------------------

          Section 6.01 Certificates for Shares.
                       ------------------------
          (a) Every owner of shares of the corporation shall be entitled to have a certificate or certificates, to be in such form as the Board shall prescribe, certifying the number and class of shares of the corporation owned by him. The certificates representing such shares shall be numbered in the order in which they shall be issued, and shall be signed in the name of the corporation by the Chairman of the Board, or by the President and by the Secretary or Assistant Secretary, or by the duly appointed transfer agent or registrar of the corporation. Any of the signatures on the certificates may be a facsimile signature, provided that at least the signature of the corporation's transfer agent or registrar on the certificate is an original signature. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon any such certificate shall thereafter have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may nevertheless be issued by the corporation with the same effect as though the person who signed such certificate, or whose facsimile signature shall have been placed thereupon, were such officer, transfer agent or registrar at the date of issue.


          (b) A record shall be kept of the respective names of the persons, firms or corporations owning the shares represented by such certificates, the number and classes of shares represented by such certificates, respectively, and the respective issuance dates thereof, and in case of cancellation, the respective dates of cancellation. Every certificate surrendered to the corporation for exchange or transfer shall be cancelled, and no new certificate or certificates shall be issued in exchange for any existing certificate until such existing certificate shall have been so cancelled, except in cases provided for in Section 6.04.


          Section 6.02 Transfer of Shares. Transfers of shares of the
                       ------------------
corporation shall be made only on the books of the corporation by the registered holder thereof, or by his attorney thereunto authorized by written power of attorney duly executed and filed with the Secretary of the corporation or with a transfer agent duly appointed as provided in Section 6.03, and upon surrender of the certificate or certificates for such shares properly endorsed and the payment of all required taxes thereon. The person in whose name shares of stock stand on the books of the corporation shall be deemed the owner thereof for all purposes as regards the corporation. Whenever any transfer of shares shall be made for collateral security purposes, and not absolutely, such fact shall be expressly stated in the entry of transfer if, when the certificate or certificates shall be presented to the corporation for transfer, both the transferor and the transferee request the corporation to do so.

          Section 6.03 Regulations. The Board may make such rules and
                       -----------
regulations as it may deem expedient, not inconsistent with these Bylaws, concerning the issue, transfer and registration of certificates for shares of the corporation. It may appoint, or authorize any officer or officers to appoint, one or more transfer agents and one or more registrars, and may require all certificates for shares to bear the signature or signatures or facsimiles thereof of any of them.


          Section 6.04 Lost, Stolen, Destroyed. and Mutilated Certificates.
                       ---------------------------------------------------
In any case of loss, theft, destruction, or mutilation of any certificate of shares, another certificate may be issued in its place upon proof of such loss, theft, destruction, or mutilation, and upon the giving of a bond of indemnity to the corporation in such form and in such sum as the Board may direct; provided, however, that a new certificate may be issued without requiring any bond when, in the judgment of the Board, it is appropriate and proper so to do.


                          ARTICLE VII.  INDEMNIFICATION
                          -----------------------------

          Section 7.01 For the purposes of this Article VII, "agent" means any person who is or was a Director, officer, employee or other agent of the corporation, or is or was serving at the request of the corporation as a Director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise, or was a Director, officer, employee or agent of a foreign or domestic corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation; "proceeding" means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative; and "expenses" includes without limitation attorneys' fees and any expenses of establishing a right to indemnification under Section 7.04 or Section 7.05(c) of this Article VII.


          Section 7.02 The corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the corporation to procure a judgment in its favor; by reason of the fact that such person is or was an agent of the corporation, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding if such person acted in good faith and in a manner such person reasonably believed to be in the best interests of the corporation and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of such person was unlawful. The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of the corporation or that the person had reasonable cause to believe that the person's conduct was unlawful.


          Section 7.03 The corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was an agent of the corporation, against expenses actually and reasonably incurred by such person in connection with the defense or settlement of such action if such person acted in good faith, in a manner such person believed to be in the best interests of the corporation and its shareholders.

          No indemnification shall be made under this Section 7.03 for any of the following:

          (a) In respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation in the performance of such person's duty to the corporation and its shareholders, unless and only to the extent that the court in which such proceeding is or was pending shall determine upon application that, in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for expenses and only to the extent that the court shall determine;

          (b) Of amounts paid in settling or otherwise disposing of a pending action without court approval; or

          (c) Of expenses incurred in defending a pending action, which is settled or otherwise disposed of without court approval.


          Section 7.04 To the extent that an agent of the corporation has been successful on the merits in defense of any proceeding referred to in Section
7.02 or Section 7.03 or in defense of any claim, issue or matter therein, the agent shall be indemnified against expenses actually and reasonably incurred by the agent in connection therewith.


          Section 7.05 Except as provided in Section 7.04, any indemnification under this Article VII shall be made by the corporation only if authorized in the specific case, upon a determination that indemnification of the agent is proper in the circumstances because the agent has met the applicable standard of conduct set forth in Section 7.02 or Section 7.03, by any of the following:

          (a) A majority vote of a quorum consisting of Directors who are not parties to such proceeding;

          (b) If such a quorum of Directors is not obtainable, by independent legal counsel in a written opinion;

          (c) Approval by the affirmative vote of a majority of the shares of the corporation entitled to vote represented at a duly held meeting at which a quorum is present or by the written consent of holders of a majority of the outstanding shares entitled to vote. For this purpose, the shares owned by the person to be indemnified shall not be considered outstanding and shall not be entitled to vote thereon; or

          (d) The court in which such proceeding is or was pending upon application made by the corporation or the agent or the attorney or other person rendering services in connection with the defense, whether or not such application by the agent, attorney or other person is opposed by the corporation.


          Section 7.06 Expenses incurred in defending any proceeding may be advanced by the corporation prior to the final disposition of such proceeding upon receipt of an undertaking by or on behalf of the agent to repay such amount if it shall be determined ultimately that the agent is not entitled to be indemnified as authorized in this Article VII.

          Section 7.07 The indemnification provided by this Article VII shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under these Bylaws or under any agreement, vote of shareholders or disinterested Directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office, to the extent such additional rights to indemnification are authorized in the Articles of Incorporation. The rights to indemnity hereunder shall continue as to a person who has ceased to be a Director, officer, employee, or agent and shall inure to the benefit of the heirs, executors and administrators of the person. Nothing contained in this Article VII shall affect any right to indemnification to which persons other than such directors and officers nay be entitled by contract or otherwise.


          Section 7.08 No indemnification or advance shall be made under this
Article VII, except as provided in Section 7.04 or Section 7.05(c), in any circumstance where it appears:

          (a) That it would be inconsistent with a provision of the Articles of Incorporation, these Bylaws, a resolution of the Shareholders or an agreement in effect at the time of the accrual of the alleged cause of action asserted in the proceeding in which the expenses were incurred or other amounts were paid, which prohibits or otherwise limits indemnification; or

          (b) That it would be inconsistent with any condition expressly imposed by a court in approving a settlement.


          Section 7.09 The corporation shall have power to purchase and maintain insurance on behalf of any agent of the corporation against any liability asserted against or incurred by the agent in such capacity or arising out of the agent's status as such whether or not the corporation would have the power to indemnify the agent against such liability under the provisions of this Article
VII. The fact that the corporation owns all or a portion of the shares of the company issuing a policy of insurance shall not render this Section inapplicable if either of the following conditions are satisfied:

          (a) If authorized in the Articles of Incorporation, any policy issued is limited to the extent provided by subdivision (d) of Section 204 of the California Corporations Code; or

          (b) (i) The company issuing the insurance policy is organized, licensed and operated in a manner that complies with the insurance laws and regulations applicable to its jurisdiction of organization;

               (ii) The company issuing the policy provides procedures for processing claims that do not permit that company to be subject to the direct control of the corporation that purchased that policy; and

               (iii) The policy issued provides for some manner of risk sharing between the issuer and purchaser of the policy, on the one hand, and some unaffiliated person or persons, on the other, such as by providing for more than one unaffiliated owner of the company issuing the policy or by providing that a portion of the coverage furnished will be obtained from some unaffiliated insurer or reinsurer.


          Section 7.10 The provisions of this Article VII do not apply to any proceeding against any trustee, investment manager or other fiduciary of an employee benefit plan in such person's capacity as such, even though such person may also be an agent of the employer corporation as defined in Section 7.01 of this Article VII. The corporation shall have power to indemnify such a trustee, investment manager or other fiduciary to the extent permitted by subdivision (f) of Section 207 of the California Corporations Code.

                          ARTICLE VIII. MISCELLANEOUS
                          ---------------------------

          Section 8.01 Seal. The Board shall provide a corporate seal, which
                       ----
shall be in the form of a circle and shall bear the name of the corporation and words and figures showing that the corporation was incorporated in the State of California and the year of the incorporation.


          Section 8.02 Waiver of Notices. Whenever notice is required to be
                       -----------------
given by these Bylaws or the Articles of Incorporation or by law, the person entitled to said notice may waive such notice in writing, either before or after the time stated therein, and such waiver shall be deemed equivalent to notice.


          Section 8.03 Fiscal Year. The fiscal year of the corporation shall be
                       -----------
that twelve-month period ending on December 31 in each year.


          Section 8.04 Dividends. The Board may from time to time declare, and
                       ---------
the corporation may pay, dividends on its outstanding shares in the manner and on the terms and conditions provided by law, subject to any legal, regulatory or contractual restrictions to which the corporation is then subject.


          Section 8.05 Representation of Shares of Other Corporations. The
                       ----------------------------------------------
Chairman of the Board or any officer or officers authorized by the Board or by the Chairman of the Board are each authorized to vote, represent, and exercise on behalf of the corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this corporation, including subsidiaries of the corporation. The authority granted herein may he exercised either by any such officer in person or by any other person authorized to do so by proxy or power of attorney duly executed by said officer.


          Section 8.06 Inspection of Bylaws. The corporation shall keep at its
                       --------------------
principal executive office the original or a copy of its Bylaws as amended to date, which copy shall be open to inspection by Shareholders at all reasonable times during office hours. If the principal executive office of the corporation is outside the State of California and the corporation has no principal business office in such state, it shall upon the written notice of any Shareholder furnish to such Shareholder a copy of these Bylaws as amended to date. The original or a copy of the Bylaws certified to be a true copy by the Secretary or an Assistant Secretary of the corporation shall be prima facie evidence of the adoption of such Bylaws and of the matters stated therein.


          Section 8.07 Amendment of Bylaws. Subject to the right of the
                       -------------------
outstanding shares to adopt, amend, or repeal Bylaws, these Bylaws may, from time to time and at any time, be amended or repealed, and new or additional Bylaws adopted, by approval of the Board; provided, however, that such Bylaws may not contain any provision in conflict with law or with the Articles of Incorporation of the corporation. Any Bylaw changing the variable number of directors or changing from a variable Board to a fixed Board may be adopted only by approval of the outstanding shares and only in conformity with law.

          Section 8.08 Construction of Bylaws. Unless otherwise stated in these
                       ----------------------
Bylaws or unless the context requires, the definitions contained in the General Corporation Law shall govern the construction of these Bylaws. Without limiting the generality of the foregoing, the masculine gender includes the feminine and neuter, the singular number includes the plural and the plural number includes the singular, and the word "person" includes a corporation or other entity as well as a natural person.


          Section 8.09 Annual Report to Shareholders. The annual report to
                       -----------------------------
shareholders referred to in Section 1501 of the California General Corporation Law is expressly dispensed with, but nothing herein shall be interpreted as prohibiting the Board of Directors from issuing annual or other periodic reports to the shareholders of the corporation as they consider to be appropriate.


          Section 8.10 National Emergency. In the event of a national emergency
                       ------------------
as described in Section 688 of the California Insurance Code, this corporation shall be considered to have those emergency bylaw provisions which are provided for by statute in Article 1.7 of Chapter 1 of Part 2 of the California Insurance Code as now in effect or as hereafter may be amended.

                                  CERTIFICATION



     I, A. Kobayashi, do hereby certify that


     (1) I am, and at all times mentioned herein was, the duly elected and acting secretary of 20th Century Industries, a California corporation;

     (2) That the foregoing Bylaws consisting of 37 pages are the Bylaws adopted by the Board of Directors of 20th Century Industries, a California corporation, at their meeting held on August 30, 1988.



     Witness my hand and corporate seal this 30th day of August, 1988.






                                  /s/  A. Kobayashi
                                  -----------------
                                    A. KOBAYASHI



(CORPORATE SEAL)